INVESTOR PRESENTATION - FALL 2016 MYERS INDUSTRIES, INC. Exhibit 99.1

SAFE
HARBOR
STATEMENT
Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current indicators
and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we
"believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described
(or that they will happen at all).  You should review this presentation with the understanding that actual future results may be
materially
different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Changes in the markets for the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersindustries.com and at the SEC.gov website.

BOARD
AND
NEW
CEO EVALUATING
ENTERPRISE
STRATEGY
»
David Banyard named President and CEO of Myers Industries in
December 2015
»
Previously held leadership positions at Danaher Corporation (NYSE: DHR) and
Roper Technologies (NYSE: ROP)
»
History of increasing revenue and cash flow in niche businesses through:
»
Focus on clear, crisp commercial processes
»
Playing to the company’s strengths
»
Implementing lean manufacturing
»
Talent management
»
Currently working with Board of Directors to formulate a revised enterprise strategy
»
Improving cash flow is core to the strategy
»
Completed strategic marketing reviews
»
Implementing commercial process improvements and lean tools
»
Assessing various capital deployment options
»
Strategic update to the investment community expected to be
communicated in late 2016 or early 2017

CORPORATE GOVERNANCE

BOARD
HAS
CONSISTENTLY
IMPLEMENTED
BEST
PRACTICES
ISS 2016 Board Study
GOVERNANCE
PRACTICE
MYERS
INDUSTRIES
SMALL
CAP
COMPANIES
S&P 500 COMPANIES
Annual Elections
53%
83%
Independent Board Chair
38%
26%
Board Independence
89%
AVG
of 78%
AVG of 83%
Committee
Independence
Audit -
100%
Compensation -
100%
Governance
-
100%
Audit –
Not
Listed
Compensation -
98.4% AVG
Governance –
Not Listed
Audit –
Not Listed
Compensation -
99.7% AVG
Governance –
Not Listed
Number of Financial
Experts
2
AVG
of 1.9
AVG of 2.5
Board Diversity
22% female
0% minority
13% female
7% minority
20%
female
13% minority
Board & Committees
Complete Annual Self-
Evaluations

Myers has an experienced and effective Board focused on shareholder value creation

COMMITTED
AND
EXPERIENCED
BOARD
»
The Board is composed of 9 members,
8 of whom are independent
»
The Board’s composition includes
relevant expertise from diverse areas:
»
Half of the independent directors have
joined the Board since 2014
»
Board succession plan in place
»
Sales & Marketing
»
Audit & Risk Management
»
Strategic Planning
»
Mergers & Acquisitions
»
Polymer Manufacturing
»
Compensation
»
Industrial Operations
»
Finance & Accounting
»
Distribution
»
Investment Banking
Board Composition
»
2015:  F. Jack Liebau, Jr.
»
2015:  Bruce Lisman
»
2016:  Jane Scaccetti
»
2016:  Daniel R. Lee
Independent
89%
Male
78%
Female
22%
5
3
1
0-3 Years
5-7 Years
7-10 Years

EXECUTIVE COMPENSATION

PERFORMANCE-DRIVEN
COMPENSATION
»
Pay for performance
»
Reasonable post-employment/change
in control provisions
»
Double trigger change in control
provisions
»
Share ownership guidelines
»
Independent compensation advisors
»
Tally sheets to evaluate and monitor
NEO compensation
»
Clawback policy
»
Enter into employment contracts
»
Offer tax gross-ups
»
Reprice underwater options
»
Allow cash buyouts of underwater
options
»
Permit derivative transactions or short
sales by directors, officers or
employees
»
Provide perquisites
WHAT
WE
DO
WHAT
WE
DON’T
DO
Our executive compensation program is designed to implement our executive pay philosophy to attract and retain the best talent in our industries and pay for performance

PERFORMANCE-DRIVEN
COMPENSATION
ELEMENTS OF CEO PAY COMPARISON
Compensation Elements
2015
2016
Base salary
Guaranteed
Guaranteed
Annual bonus
Budgeted EBITDA
Budgeted Cash
flow
Budgeted
operating
profit
Growth in operating profit
Budgeted cash flow
Long-term incentives
Performance cash awards
Stock options
Restricted stock
units
Performance
stock
units
Stock options
Restricted stock units
Retirement and other benefits
Qualified retirement plan
Supplemental executive
retirement plan
Annual
physical examination
Qualified
retirement
plan
Annual physical examination
Executive perquisites
Car allowance
Use of Company’s country club
membership*
None
In March, the Compensation Committee approved the below changes to the incentive pay program in an effort to address shareholder concerns
*Use of membership
was at user’s own expense

2016 CEO COMPENSATION
MIX
»
Annual bonus tied to:
»
Achieving budgeted
operating profit¹
»
Growth in operating profit¹
»
Achieving budgeted cash
flow
»
Long-term incentives:
»
Performance stock units
»
Tied to ROIC achievement over 3
years
»
Increases stock ownership
»
Aligned with shareholders’ desire to
improve stock price
»
Stock options
»
Restricted stock units
1. Operating profit more closely aligned with how the Company measures the performance of its businesses.
2. If stock options not considered performance based, 66.5% compensation at risk.
TIED
TO
KEY
PERFORMANCE
METRICS
Salary
22.5%
Annual Bonus
22.5%
Service Based
Restricted
Stock
11.0%
Performance
Stock Units
33.0%
Stock Options
11.0%
2016 CEO Compensation Mix at Target
66.5%
Performance
Based²
11%
Service
Based
22.5%
Salary
Based
55%
Long-term
Incentives
22.5%
Short-term
Incentives
22.5%
Salary
Based

INTERNAL CONTROL OVER FINANCIAL REPORTING

INTERNAL
CONTROL
OVER
FINANCIAL
REPORTING
Myers is taking the following actions to further ensure effective internal controls over financial reporting
»
Reviewing and updating internal control processes and documentation at every business to identify and remediate control gaps
»
Completing balance sheet and account reconciliation reviews at every business unit twice in calendar year 2016
»
All reviews conducted by a member of the corporate controller group
»
Supplementing the technical competence of our accounting staff with additional training and resources
»
Plan approved by entire Board at April 2016 board meeting
»
Providing monthly updates to Audit Committee Chair and quarterly updates to entire audit committee
ENHANCING
INTERNAL
CONTROL
STRUCTURE